                                                                 EXHIBIT 99.2(b)



                       United Computer Supplies, Inc. and
                       United Computer Supplies-East, Inc.

                     Years Ended December 31, 2000 and 1999



                                    Contents


                                                                          Page
                                                                          -----
Independent Auditor's Report                                                  1

Combined Balance Sheets                                                       2

Combined Statements of Income and Retained Earnings                           3

Combined Statements of Cash Flows                                             4

Notes to Combined Financial Statements                                      5-8

Independent Auditor's Report on Additional Information                        9

Combined Schedules of Costs and Expenses                                  10-11

                          INDEPENDENT AUDITOR'S REPORT



We have audited the accompanying combined balance sheet of United Computer Supplies, Inc. and United Computer Supplies-East, Inc. (both S corporations) as of December 31, 2000 and 1999 and the related combined statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of United Computer Supplies, Inc. and United Computer Supplies-East, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                        WILLIAM J. BARNES & CO., LTD.



March 12, 2001
Arlington Heights, Illinois

                         UNITED COMPUTER SUPPLIES INC..
                       UNITED COMPUTER SUPPLIES-EAST, INC.
                             Combined Balance Sheets
                           December 31, 2000 and 1999

                                                              2000              1999
                                                          -----------       -----------
                        ASSETS
Current Assets
         Cash                                             $   258,896       $   214,224
         Accounts receivable                                3,535,154         2,385,021
         Inventory                                          5,001,521         4,118,707
         Prepaid expenses and deposits                        305,736            42,673
                                                          -----------       -----------
         Total current assets                               9,101,307         6,760,625
                                                          -----------       -----------
Building and Equipment
         Building                                           3,446,601                --
         Production equipment                               8,229,251         6,560,998
         Office equipment                                     332,377           231,796
         Automobiles                                           85,880            85,880
         Deposits on equipment                                     --           710,471
                                                          -----------       -----------
         Total                                             12,094,109         7,589,145
         Less accumulated depreciation                      5,361,489         4,915,683
                                                          -----------       -----------
         Building and equipment - net                       6,732,620         2,673,462
                                                          -----------       -----------

Total Assets                                              $15,833,927       $ 9,434,087
                                                          ===========       ===========

           LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
         Accounts payable                                 $ 3,439,146       $   978,856
         Note payable - bank line of credit                 3,679,415         2,175,000
         Current portion of long-term debt                    308,696           132,352
         Accrued salaries                                      96,284            89,331
         Accrued vacation pay                                 161,918           153,188
         Other accrued liabilities                            246,977           107,628
                                                          -----------       -----------
         Total current liabilities                          7,932,436         3,636,355
                                                          -----------       -----------

Other Liabilities
         Note payable - shareholder                           340,000                --
         Note payable - bank term loan                      4,880,060         1,056,973
                                                          -----------       -----------
         Total other liabilities                            5,220,060         1,056,973
                                                          -----------       -----------

Shareholders' Equity
         Common stock:
           United Computer Supplies, Inc.
             5,000 shares authorized,
             844.44 issued and outstanding                    141,000           141,000
           United Computer Supplies-East, Inc.
             1,055.55 shares issued and outstanding           111,000           111,000
           Retained earnings                                2,429,431         4,488,759
                                                          -----------       -----------
           Total shareholders' equity                       2,681,431         4,740,759
                                                          -----------       -----------

Total Liabilities and Shareholders' Equity                $15,833.927       $ 9,434,087
                                                          ===========       ===========

The accompanying notes and report on additional information are an integral part of and should be read in conjunction with the financial statements.

                         UNITED COMPUTER SUPPLIES, INC.
                       UNITED COMPUTER SUPPLIES-EAST, INC.
               Combined Statements of Income and Retained Earnings
                  For the Years Ended December 31,2000 and 1999

                                                      2000                1999
                                                  ------------        ------------
Sales                                             $ 33,786,138        $ 33,130,128
                                                  ------------        ------------


Cost of Goods Sold
         Material                                   24,902,264          24,023,002
         Direct labor                                1,373,372           1,325,404
         Manufacturing overhead                      4,302,488           4,148,240
         LIFO reserve adjustment                        80,000             167,000
                                                  ------------        ------------

         Total cost of goods sold                   30,658,124          29,663,646
                                                  ------------        ------------

Gross Profit on Sales                                3,128,014           3,466,482
                                                  ------------        ------------

Shipping, Sales and Administrative Expenses
         Shipping expense                              437,941             438,474
         Sales expenses                              2,229,127           1,888,953
         Administrative expense                      1,295,243           1,169,631
                                                  ------------        ------------

         Total shipping, sales and
         Administrative expenses                     3,962,311           3,497,058
                                                  ------------        ------------

Net Operating Income (Loss)                           (834,297)            (30,576)
                                                  ------------        ------------

Other Income (Expense)
         Interest expense                             (572,120)           (235,544)
         Interest income                                   260                  --
         Discounts allowed                            (573,975)           (513,655)
         Purchase discounts                             39,137             133,813
         Moving expense                               (191,131)                 --
         Sundry                                         72,798              29,458
                                                  ------------        ------------

         Total other income (expense)               (1,225,031)           (585,928)
                                                  ------------        ------------

Net Income (Loss)                                   (2,059,328)           (616,504)

Retained Earnings - Beginning of Year                4,488,759           5,601,364

Distributions to Shareholders (See Note F)                  --            (496,101)
                                                  ------------        ------------

Retained Earnings - End of Year                   $  2,429,431        $  4,488,759
                                                  ============        ============


The accompanying notes and report on additional information are an integral part of and should be read in conjunction with the financial statements.

                         UNITED COMPUTER SUPPLIES, INC.
                       UNITED COMPUTER SUPPLIES-EAST, INC.
                        Combined Statements of Cash Flows
                 For the Years Ended December 31, 2000 and 1999

Cash Flows from Operating Activities -
         Net Income (loss)                                $(2,059,328)       $  (616,503)
         Reconciling adjustments:
             Depreciation                                     493,870            374,165
             LIFO reserve adjustment                           80,000            167,000
             Loss on disposal of assets                        19,878                 --
             (Increase) decrease in assets -
                 Accounts receivable                       (1,929,023)          (624,921)
                 Inventory                                   (962,814)          (579,982)
                 Prepaid expenses and deposits               (263,063)             2,170
         Increase (decrease) in liabilities
             Accounts payable                               3,239,180            798,747
             Accrued liabilities                              155,032             30,629
                                                          -----------        -----------

Net cash provided (used) by operating activities           (1,226,268)          (448,695)
                                                          -----------        -----------

Cash Flows from Investing Activities -
         Purchase of building and equipment                (4,572,906)          (410,389)
                                                          -----------        -----------

         Net cash (used) by investing activities           (4,572,906)          (410,389)
                                                          -----------        -----------

Cash Flows from Financing Activities -
         Distributions to shareholders (See note F)                --           (496,101)
         Notes payable-line of credit -
             Increase (decrease)                            5,503,846          2,589,325
         Increase (decrease) shareholder loan                 340,000         (1,250,000)
                                                          -----------        -----------

         Net cash provided (used) by financing
             activities                                     5,843,846            843,224
                                                          -----------        -----------

Net Increase (Decrease) in Cash                                44,672            (15,860)

Cash at Beginning of Year                                     214,224            230,084
                                                          -----------        -----------

Cash at End of Year                                       $   258,896        $   214,224
                                                          ===========        ===========


                              * * * * * * * * * * *

Supplemental Disclosure -
         Interest paid                                    $   572,120        $   235,544


The accompanying notes and report on additional information are an integral part of and should be read in conjunction with the financial statements.

                         UNITED COMPUTER SUPPLIES, INC.
                       UNITED COMPUTER SUPPLIES-EAST, INC.
                     Notes to Combined Financial Statements
                                December 31, 2000


Note A - Accounting Policies

         1.       Operations

                  The Companies are in the paper conversion business. The products consist of standard computer paper and of paper rolls for recording retail transactions. The products are sold to distributors through the Midwest and eastern sections of the United States.

         2.       Combined Financial Statements

                  The financial statements of the two companies are prepared on a combined basis because the Companies have common ownership and management.

                  All intercompany transactions and intercompany account balances have been eliminated in preparation of the combined financial statements.

         3.       Accounts Receivable - Trade

                  The Companies do not make a provision for uncollectible accounts. The direct charge-off method is used when an account is determined to be uncollectible. The management is of the opinion that the Accounts Receivable - Trade are substantially all collectible.

         4.       Inventories

                  Inventories are stated at the lower of cost or market using the last in, first out method. Additional information concerning inventories is presented in Note B.

         5.       Building and Equipment

                  Building and equipment purchases are recorded at cost at the time of acquisition. For financial reporting, depreciation is computed over the useful service lives of the assets, using the straight-line method. Depreciation is based on an estimated useful life of five to ten years for equipment and forty years for the building.

         6.       Income Taxes

                  In 1987, the Companies made an election to be treated as S Corporations for income tax purposes. As such, the Corporations are not subject to Federal income taxes, the income is taxable to the shareholder.

Note B - Inventories

         Inventories are summarized as follows:

                                  December 31
                            2000               1999
                        -----------        -----------
Raw materials           $ 2,117,838        $ 1,946,570
Work-in-process             192,268            147,447
Finished goods            2,796,215          2,049,490
LIFO reserve               (104,800)           (24,800)
                        -----------        -----------

Total                   $ 5,001,521        $ 4,118,707
                        ===========        ===========

As indicated in Note A, the inventories are stated on the last-in, first-out method. Had the first-in, first-out method been used, inventories would have been $5,106,321 and $4,143,507 at December 31, 2000 and 1999, respectively, and net income (loss) would have been $(1,979,328) and $(449,504) respectively.


Note C - Loans Payable

Note Payable - bank line of credit:

Interest is payable monthly at 9.5% and expires July 2001            $3,679,415

Note Payable - mortgage loan:

Principal and interest paid monthly at 9% rate with balloon
payment due July 2005                                                 3,127,104

Note payable - equipment loan:

Principal and interest paid monthly at 9% with balloon payment
due July 2005                                                         1,004,658

Note payable - equipment loan:

Principal and interest paid monthly at 8.25% with balloon
payment due November 2004                                             1,056,994

Shareholder loan:

Interest paid monthly at 10%. No payback Schedule established
on principal                                                            340,000

                                                                     ----------
                                                                     $9,208,171
                                                                     ==========

         The Company has pledged real estate, equipment, accounts receivable and inventory as collateral on loans payable. The Company has an interest rate "swap" agreement on the 9% term loans. Early payoff of these loans would result in a $280,305 penalty at December 31, 2000. The bank loans have various covenants which include maintaining net worth dollar amounts and various financial ratios. The Company is not in compliance with these covenants at December 31, 2000. Failure to maintain covenants can allow the bank to call the loans at a date earlier than stated above.

         Maturities of loans are as follows:

                           2001                 $   3,988,111
                           2002                       336,434
                           2003                       366,659
                           2004                       800,257
                           2005                     3,716,710
                                                -------------
                                                $   9,208,171
                                                =============

Note D - Lease Commitments

         The Companies occupy three buildings under separate operating leases. The leases provide for minimum monthly lease payments as scheduled throughout the lease term. In addition, the Companies have agreed to pay certain maintenance and tax costs as set forth in the leases.

         The following is a schedule of future minimum lease payments required under the leases:

                           2001                 $    725,835
                           2002                 $    487,100
                           2003                 $    479,362
                           2004                 $    221,960
                           2005                 $    227,101
                           2006                 $     95,518

         The leases contain renewal options which are not assured of being exercised and are therefore not included in the above schedule. Rental payments for the year 2000 amounted to $720,515. During July 2000, the Company purchased a building and moved a significant part of its operation to the new facility. The leased space that the Company moved from has been subleased to another tenant.

Note E - Related Party Transactions

         The Companies made payments of interest to the major shareholder in the amount of $24,408 in 2000 and $114,385 in 1999.

Note F - Distributions to Shareholders

         The Companies made distributions to the shareholders of nothing in 2000 and $496,101 in 1999. As indicated in Note A-6 Companies are S Corporations and as such are not subject to Federal income taxes, the income being taxable to the shareholders. The Companies have adopted a policy throughout the years of making distributions only to meet the shareholders' needs in funding these tax payments.

  INDEPENDENT AUDITOR'S REPORT ON ADDITIONAL INFORMATION



Our report on our audits of the basis combined financial statements of United Computer Supplies, Inc. and United Computer Supplies-East, Inc. for 2000 and 1999 appears on the first page. The audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The schedules of costs and expenses for 2000 and 1999 are presented for purposes of analysis and are not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic combined financial statements and, in our opinion, is fairly stated in all material respects in relation to the basis combined financial statements taken as a whole.



                                         WILLIAM J. BARNES & CO., LTD

March 12, 2001
Arlington Heights, Illinois

                         UNITED COMPUTER SUPPLIES, INC.
                       UNITED COMPUTER SUPPLIES-EAST, INC.
                    Combined Schedules of Costs and Expenses
                 For the Years Ended December 31, 2000 and 1999


                                                          2000             1999
                                                       ----------       ----------
Manufacturing Overhead
         Supervision and administrative salaries       $  309,252       $  358,727
         Indirect labor                                   954,058          933,056
         Maintenance wages                                107,190          103,632
         Vacation and holiday pay                         157,574          155,997
         Overtime premium                                 215,912          167,809
         Ink and tape                                      52,342           63,841
         Plates                                            16,694           15,238
         Other operating supplies and expense             269,563          265,075
         Depreciation                                     428,407          327,790
         Equipment repairs and maintenance                322,969          337,794
         Building rent                                    561,556          635,167
         Building maintenance                              54,665           26,026
         Utilities                                        302,723          254,585
         Taxes                                            233,384          225,096
         Insurance                                        229,189          210,563
         Auto and travel                                   33,826           36,443
         Other                                             53,184           31,401
                                                       ----------       ----------

         Total                                         $4,302,488       $4,148,240
                                                       ==========       ==========


Shipping Expense
         Wages                                         $  313,772       $  310,067
         Supplies                                          13,374           13,983
         Depreciation                                       6,848            7,341
         Building rent and utilities                       34,268           38,836
         Taxes                                             23,417           29,389
         Insurance                                         31,701           26,291
         Sundry                                            14,561           12,567
                                                       ----------       ----------

         Total                                         $  437,941       $  438.474
                                                       ==========       ==========


The accompanying notes and report on additional information are an integral part of and should be read in conjunction with the financial statements.

                         UNITED COMPUTER SUPPLIES, INC.
                      UNITED COMPUTER SUPPLIES-EAST, INC.
                    Combined Schedules of Costs and Expenses
                 For the Years Ended December 31, 2000 and 1999


                                              2000             1999
                                           ----------       ----------
Sales Expense
         Salaries                          $  564,631       $  512,590
         Commissions                           61,953           63,752
         Marketing supplies                    35,049           21,457
         Auto expense                          49,838           51,524
         Travel and entertainment              91,115           74,122
         Conventions                           21,742            7,860
         Depreciation                          18,438           16,228
         Building rent and utilities           30,050           42,117
         Telephone                             51,188           71,544
         Taxes                                 36,796           34,696
         Insurance                             26,447           19,349
         Freight                            1,088,694          885,586
         Postage                               22,539           22,632
         Interest expenses                     50,271           11,128
         Dues and subscriptions                 3,248            4,365
         Sundry                                77,128           50,003
                                           ----------       ----------

         Total                             $2,229,127       $1,888,953
                                           ==========       ==========

Administrative Expenses

         Administrative salaries           $  225,000       $  259,466
         Office salaries                      466,426          429,655
         Outside services                      28,690           20,727
         Taxes                                 49,652           52,006
         Insurance                             42,927           48,731
         Office supplies                       19,188           19,912
         Maintenance                           16,106           13,657
         Telephone                             19,496           29,002
         Building rent and utilities           53,755           63,244
         Professional fees                     85,695           38,330
         Computer expense                      34,822           91,717
         Depreciation                          33,861           22,806
         Equipment expense                     21,095           18,602
         Dues and subscriptions                 4,797            3,623
         Sundry                                49,611           56,880
         Bad debt expense                     144,121            1,273
                                           ----------       ----------

         Total                             $1,295,243       $1,169,631
                                           ==========       ==========

The accompanying notes and report on additional information are an integral part of and should be read in conjunction with the financial statements.